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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     September 21, 2000
                                                  -----------------------------


                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)



        Delaware                    333-38040                   39-1995297
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)



100 South Saunders Road, Lake Forest                                  60045
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code     (847) 735-9200
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       (Former Name or Former Address, if Changed Since Last Report)



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

Item 5.           Other Events

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.

Item 7.  Financial Statements and Exhibits

      (c) Exhibits.


Exhibit
  No.     Document Description
-------   --------------------

1.1 Underwriting Agreement among CNH Capital Receivables Inc. ("CNHCR"), Case Credit Corporation and Chase Securities Inc., dated as of September 13, 2000.

4.1 Indenture between CNH Equipment Trust 2000-B (the "Trust") and Bank One, National Association, dated as of September 1, 2000.

4.2 Trust Agreement between CNHCR and The Bank of New York, dated as of September 1, 2000.

4.3 Sale and Servicing Agreement among CNHCR, Case Credit Corporation and the Trust, dated as of September 1, 2000.

4.4 Case Purchase Agreement between Case Credit Corporation and CNHCR, dated as of September 1, 2000.

4.5 NH Purchase Agreement between New Holland Credit Company, LLC and CNHCR, dated as of September 1, 2000.

4.6 Administration Agreement among the Trust, Bank One, National Association and Case Credit Corporation, dated as of September 1, 2000.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of September 21, 2000.



                                                               Form 8-K page 2


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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CNH CAPITAL RECEIVABLES INC.
                                                (Registrant)




Dated: September 21, 2000                   By: /s/ James S.  Broenen
                                                -------------------------------
                                                    James S.  Broenen
                                                    Senior Vice President and
                                                    Chief Financial Officer

                             INDEX TO EXHIBITS

Exhibit   Sequential
  No.     Document Description
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1.1       Underwriting Agreement among CNH Capital Receivables Inc. ("CNHCR"),
          Case Credit Corporation and Chase Securities Inc., dated as of September 13, 2000.

4.1 Indenture between CNH Equipment Trust 2000-B (the "Trust") and Bank One, National Association, dated as of September 1, 2000.

4.2 Trust Agreement between CNHCR and The Bank of New York, dated as of September 1, 2000.

4.3 Sale and Servicing Agreement among CNHCR, Case Credit Corporation and the Trust, dated as of September 1, 2000.

4.4 Case Purchase Agreement between Case Credit Corporation and CNHCR, dated as of September 1, 2000.

4.5 NH Purchase Agreement between New Holland Credit Company, LLC and CNHCR, dated as of September 1, 2000.

4.6 Administration Agreement among the Trust, Bank One, National Association and Case Credit Corporation, dated as of September 1, 2000.

8.1 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of September 21, 2000.


                                                               Form 8-K page 4